PROMISSORY NOTE


$1,000,000.00                                                      June 23, 1998


      FOR VALUE RECEIVED, the undersigned (whether one or more referred to herein as "Maker") promises to pay to the order of Ameritas Life Insurance Corp., a Nebraska corporation ("Holder"), its successors or assigns, at 5900 "O" Street, Lincoln, Nebraska 68510-2252, or such other place as the Holder may from time to time designate in writing, the principal sum of one million and no/100 Dollars ($1,000,000.00), together with interest on the outstanding unpaid principal balance from the date hereof until July 1, 2013, at the rate of seven and fifty-five hundredths percent (7.55%) per annum (the "Stated Rate"). After July 1, 2013, the interest rate shall be the lesser of eighteen percent (18%) or the maximum rate allowed pursuant to the laws of the State of Texas (the "Default Rate"). Interest shall be calculated on the basis of a 360 day year consisting of twelve 30 day months, however, partial period interest shall be calculated on the basis of actual days using a 365/366 day year. All amounts are payable in lawful money of the United States.

      This Note shall be payable in one hundred eighty-one installments. The first installment, consisting of interest only, shall be due and payable on the first day of the month following the date hereof. Thereafter, the second through the one hundred eightieth monthly installment shall be due and payable on the first day of each and every month in the amount of nine thousand two hundred ninety-nine and no/100 Dollars ($9,299.00); the final installment shall be in the amount of all unpaid principal, accrued interest and other amounts payable in connection with this Note and shall be due and payable on July 1, 2013 (the "Maturity Date"). Each installment when paid shall be applied first to the payment of amounts other than those described in this Note advanced in accordance with the Security Documents (hereinafter defined), next to the payment of late charges (hereinafter described), next to the payment of interest and finally to the payment of principal.

      IF ANY INSTALLMENT PAYABLE UNDER THIS NOTE IS NOT RECEIVED BY THE TENTH OF THE MONTH, OR THE NEXT PRECEDING BUSINESS DAY IF THE TENTH IS ON A NON-BUSINESS DAY AFTER THE DUE DATE THEREOF, THEN MAKER SHALL PAY TO HOLDER, IN ADDITION TO ALL OTHER SUMS THEN DUE, A LATE CHARGE EQUAL TO FIVE PERCENT (5%) OF THE AMOUNT PAST DUE, SAID LATE CHARGE BEING INTENDED AS LIQUIDATED DAMAGES IN LIEU OF ACTUAL DAMAGES AND NOT AS A PENALTY.

/s/ TM
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Initials

      This Note is secured by a Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing Statement of even date herewith (the "Deed of Trust") for the benefit of Holder (containing due-on-sale, due-on-encumbrance and other provisions), which is a lien on real property located in Ft. Bend County, Texas (the "Property"). Such instruments and documents together with any other instruments and documents evidencing or securing the indebtedness evidenced by this Note are referred to herein as the "Security Document(s)." In the event of any inconsistency between the terms of this Note and any of the Security Documents, the terms of this Note shall control; however, this provision shall not be deemed to limit, abrogate, restrict or impair any provision in any one or more of the Security Documents which provides for more extensive or expansive obligations, requirements or restrictions by or upon Maker or more extensive or expansive rights or remedies of Holder, than are contained in this Note.

      The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

(a) Non-payment of principal or interest due under this Note or any other sum due or otherwise advanced pursuant to any Security Document by the tenth day of the month following the date said amount is due; or

(b) Failure to perform or comply with any duty, covenant or obligation of Maker under this Note or under any Security Document or any other default by Maker thereunder (with the exception of a monetary default provided for in SUBPARAGRAPH (a) above), including but not limited to, breach of any due-on-sale, due-on-transfer or due-on-encumbrance provisions contained in the Deed of Trust, provided that Holder shall provide Maker with 30 days notice, as specifically described in the Deed of Trust, to cure a non-monetary default; or

(c) The adjudication of Maker or any Guarantor as a bankrupt or insolvent; the entry of any order appointing a receiver or trustee for Maker or any Guarantor or for all or any part of their property; entry of an order approving a petition seeking reorganization of Maker or any Guarantor or other similar relief under the bankruptcy or other similar laws of the United States of America or any other competent jurisdiction; the filing by Maker or any Guarantor of a petition seeking any of the foregoing or consenting to any of the foregoing; the filing of a petition to take advantage of any debtor's act; the making of a general assignment for the benefit of creditors; or the admission in writing by Maker or any Guarantor of its inability to pay its debts as they become due; or

(d) Should one or more of the representations of Maker made to induce the making of the loan evidenced by this Note be false.

      Upon the occurrence of an Event of Default: (i) the whole sum of principal, accrued interest and all other amounts due under this Note or the Security Documents may, at the option of Holder, be declared due and payable, with interest thereon to accrue at the Default Rate from the date of the Event of Default; or (ii) Holder may exercise any and all other rights and remedies available under the Security Documents and available at law or equity.

      The income to be derived from this Note is being used by Holder as the basis for various financial representations made to its policyholders. Maker understands that the indebtedness evidenced by this Note was approved by Holder predicated on the understanding by the Maker that Holder is entitled to depend on receiving the number and amount of payments agreed to or their cash equivalent when and as due. Therefore, prepayment in full but not in part may be made only on any payment due date and only so long as (a) Maker affords Holder not less than fourteen (14) days advance written notice thereof, and (b) Maker pays to Holder prior to or concurrently with such prepayment, as consideration for the privilege of making such prepayment, the larger of a prepayment fee equal to (1) the larger of (a) 101% of the unpaid Principal, or (b) the Net Present Value of the payments then still owing under this Note, and (2) all other sums payable to Lender, including, but not limited to, interest to the date of prepayment. If all or any portion of the principal balance hereof is prepaid prior to the stated Maturity Date for any reason whether by Maker or by anyone on behalf of Maker, or otherwise, including without limitation, a tender arising from a refinancing, acceleration as a result of a default by Maker, a trustee's or sheriff's sale, redemption deed in lieu of foreclosure, or otherwise, such prepayment will be deemed to be a voluntary prepayment hereof, and such payment must, therefore, include the applicable prepayment fee or prepayment premium.

      The Net Present Value shall be calculated by discounting the remaining cash flows required under this Note using a discount rate (the "Discount Rate") determined by the following method: (1) secure an issue of THE WALL STREET JOURNAL dated five (5) working days prior to the prepayment date and locate the listing of Treasury Bonds, Notes and Bills therein (representative mid-afternoon over-the-counter quotations supplied by the Federal Reserve Bank of New York, based on transactions of $1 million or more); (2) select the five (5) issues which mature closest to the maturity of this Note (in the event there are more than five issues which mature closest to the maturity, Lender shall, in its sole discretion, select which five (5) to use); and (3) discard the highest and lowest yields-to-maturity and ascertain the average of the remaining three (3) and add fifty (50) basis points to arrive at the Discount Rate. The formula for this computation is as follows:

            NPV =  CF(M)  +  CF(M+1)    +    CF(M+2)   + . . . +   CF(M+N)
                 --------  ---------------   -----------             -----
                 (1+/)(m)  (1+/)((m+1)   (1+/)(m+2)    (1+/)(m+n)

      BY PLACING THEIR INITIALS IMMEDIATELY FOLLOWING THIS PARAGRAPH, MAKER EXPRESSLY AGREES THAT IN THE EVENT OF AN ACCELERATION OF THE MATURITY OF THIS NOTE AS A RESULT OF ANY EVENT OF DEFAULT, INCLUDING, WITHOUT LIMITATION, ANY ACCELERATION UPON THE TRANSFER OF ANY INTEREST IN THE PROPERTY, A TENDER BY MAKER OR BY ANYONE ON BEHALF OF MAKER OF PAYMENT OF THE AMOUNT NECESSARY TO SATISFY THE INDEBTEDNESS EVIDENCED HEREBY MADE AT ANY TIME PRIOR TO, AT OR FOLLOWING A FORECLOSURE SALE OR A SALE UNDER THE POWER OF SALE CONTAINED IN THE DEED OF TRUST SHALL CONSTITUTE AN EVASION OF THE PREPAYMENT TERMS HEREUNDER. THEREFORE, WITH ANY SUCH PAYMENT, MAKER SHALL PAY A PREPAYMENT PREMIUM IN AN AMOUNT EQUAL TO THE AMOUNT WHICH WOULD BE DUE BY APPLYING THE FORMULA SET FORTH IN THE PRECEDING PARAGRAPHS FOR VOLUNTARY PREPAYMENTS. MAKER EXPRESSLY WAIVES THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW WHICH PROHIBITS OR MAY PROHIBIT THE COLLECTION WITH ANY SUCH ACCELERATION. MAKER ACKNOWLEDGES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES INDIVIDUAL CONSIDERATION TO HOLDER'S AGREEMENT TO MAKE THE LOAN, AND THAT HOLDER WOULD NOT HAVE MADE THE LOAN AND/OR WOULD HAVE CHARGED A HIGHER INTEREST RATE WITHOUT SUCH A WAIVER.

/s/ TM
--------
Initials

      Payment in full (whether prepayment or balloon at maturity) shall be wired funds (Federal Wire) with interest paid to the date the funds are available to Holder for reinvestment (not later than 12:00 noon, Central Standard Time). Funds shall not be wired on Friday or any day preceding a legal holiday unless interest is paid to the following Monday or working day following such holiday.

      The rights and remedies of Holder as provided in this Note, in the Deed of Trust, in any of the Security Documents or in any of the other instruments now or hereafter securing this Note or as provided at law or in equity shall be cumulative and concurrent and may be pursued singly, jointly or successively against the Property, or any other funds, property or security held by Holder for the payment hereof, or against Maker or otherwise, at the sole discretion of Holder. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release of any rights or remedies or of the right to exercise one or more of them at any later time.

      Maker, Guarantors, if any, and all other persons now or hereafter liable, whether primarily or secondarily, for the whole or any part of the indebtedness evidenced by this Note, jointly and severally:

(a) Agree to remain and continue bound for the payment of the principal and interest on this Note notwithstanding any extension or extensions of the time for the payment of said principal or interest, or any change or changes in the amount or amounts to be paid under and by virtue of the obligation to pay provided for in this Note, or any change or changes by way of release or surrender of any collateral, real or personal, held as security for the payment of this Note, and waive all and every kind of notice of such extension or extensions, change or changes, and agree that same may be made without the joinder of any such persons;

(b) Except as otherwise provided herein, waive demand, presentment, notice of dishonor, protest, notice of intent to accelerate the maturity of this Note, notice of acceleration of maturity, notice of protest and diligence in collection, and all homestead, other exemption and offset rights against the indebtedness evidenced by this Note to which they or any of them may now or hereafter be entitled under the laws of the State of Texas or any other state;

(c) Agree Holder may release, modify or exchange any security, and release, in whole or part, any Guarantor or other obligor of this Note;

(d) Agree to pay any collection expense, court costs and reasonable attorneys' fees, (whether or not suit is commenced) which may be incurred in the collection or enforcement of this Note or of any part hereof or any of the Security Documents; and in the event suit is brought to enforce payment hereof, that such expenses, costs and fees be determined by a court sitting without a jury. Attorneys' fees shall include any such fees incurred in any bankruptcy, appellate or related ancillary or supplemental proceedings, whether before or after final judgment related to the enforcement or defense of this Note; and

(e) To the extent allowed by law, no single or partial exercise of any power hereunder or under any Security Document securing this Note or any guaranty shall preclude other or further exercise of such power or the exercise of any other right, remedy or power. Holder shall at all times have the right to proceed against any portion of the security held herefor in such order and in such manner as Holder may elect, without waiving any rights with respect to any other security. Neither (i) the acceptance by Holder of any payment in an amount less than payment in full of the amount due and payable at the time of such payment, nor (ii) any delay or omission on the part of Holder in exercising any right, remedy or power hereunder, shall operate as a waiver by Holder of the right to exercise any right, remedy or power at the that time or at any subsequent time, or nullify any prior exercise of a right, remedy or power.

      All agreements and transactions between Maker and Holder, whether now existing or hereafter arising, whether contained herein or in any other instrument, and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof, prepayment, demand for payment or otherwise, shall the amount contracted for, charged or received by Holder from Maker for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the maximum amount permissible under Applicable Law, it particularly being the intention of the parties hereto to conform strictly to the law of the State of Texas and of the United States of America, whichever is applicable. Any interest payable hereunder or under any other instrument relating to the loan evidenced hereby that is in excess of the legal maximum under Applicable Law, shall, in the event of acceleration of maturity, prepayment, demand for payment or otherwise, be automatically, as of the date of such acceleration, prepayment, demand or otherwise, applied to a reduction of the principal indebtedness hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of such principal, such excess shall be refunded to Maker. To the extent permitted by Applicable Law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan, all interest at any time contracted for, charged or received from Maker in connection with the loan, so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof. The term "Applicable Law" as used herein means (1) the law pertaining to maximum rates of interest that is now in effect and (2) any law that comes into effect at any time in the future allowing a higher maximum interest rate than the law now in effect.

      The unenforceability or invalidity of any provision hereof shall not render any other provision or provisions herein contained unenforceable or invalid. Any provisions found unenforceable shall be severable from this Note.

      Time is of the essence of this Note.

MAKER, BY EXECUTION OF THIS NOTE, AND HOLDER BY ACCEPTANCE OF THIS NOTE, EACH HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS NOTE, THE DEED OF TRUST AND OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED THEREBY, ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY OF THE PARTIES. MAKER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO HOLDER MAKING THE LOAN WHICH IS THE SUBJECT MATTER OF THIS TRANSACTION. MAKER FURTHER ACKNOWLEDGES THAT THIS WAIVER HAS BEEN FREELY AND VOLUNTARILY MADE AFTER FULL OPPORTUNITY TO DISCUSS SAME WITH COUNSEL OF MAKER'S CHOICE.

      The individual signing this Note on behalf of Maker warrants that he/she is duly authorized to execute and deliver this Note, the Security Documents and all other documents and agreements evidencing or securing the indebtedness evidenced by this Note on behalf of Maker.

      MAKER ACKNOWLEDGES AND AGREES THAT SHOULD ANY MATTER HEREIN DEPEND OR BE CONTINGENT UPON THE DISCRETION, JUDGMENT OR CONSENT OF THE HOLDER HEREOF, IT IS TO BE PRESUMED THAT THE HOLDER WILL TAKE SUCH ACTIONS AND CONSIDER SUCH ELEMENTS IN EXERCISING SAID DISCRETION, MAKING SUCH JUDGMENT, OR GRANTING OR DENYING SUCH CONSENT AS REQUIRED, BASED ON HOLDER'S GOOD FAITH SUBJECTIVE JUDGMENT, TO PROTECT THE SECURITY INTEREST OF HOLDER IN THE PROPERTY AND TO ENSURE REPAYMENT OF THE LOAN EVIDENCED HEREBY.

                                      MAKER:

                                      OYO Geospace Corporation,
                                      a Delaware corporation

                                      By: /s/ THOMAS McENTIRE
                                         Its: Chief Financial Oficer